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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 14, 2000


                              PAGING NETWORK, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                      0-19494                      04-2740516
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
   of incorporation)              File Number)               Identification No.)



  14911 Quorum Drive
     Dallas, Texas                                                 75240
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(Address of principal                                             (Zip Code)
 executive offices)


Registrant's telephone number, including are code: (972) 801-8000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         On November 7, 1999, Paging Network, Inc., a Delaware corporation (the "Company"), Arch Communications Group, Inc., a Delaware corporation ("Arch"), and St. Louis Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Arch ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into the Company (the "Merger") with the Company as the corporation surviving in the Merger.

         On July 24, 2000, the Company, Arch and Merger Sub entered into a further amendment of the Merger Agreement which: (i) decreases the merger consideration to be paid to the Company's stockholders such that the Company's stockholders will receive 0.08365112 of a share of Arch common stock for each share of the Company's common stock they own immediately prior to the effective time of the merger; (ii) changes the term "stockholders" to "stakeholders" in the provision regarding consideration of third party acquisition proposals by the respective boards of the Company and Arch; (iii) increases the total number of Vast shares to be distributed to the Company's stockholders in connection with the merger from 11.6% of the total equity ownership of Vast to 20.0% of the total equity ownership of Vast; and (iv) eliminates as a condition to Arch's obligation to effect the merger the requirement that Arch receive a favorable tax opinion of Hale and Dorr LLP regarding the treatment of the merger for federal income tax purposes.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         On July 14, 2000, three creditors filed an involuntary petition against the Company under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On July 24, 2000, the Company filed an answer consenting to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to the Company under Chapter 11 of the Bankruptcy Code. Also on July 24, 2000, seven of the Company's domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases have been consolidated for procedural purposes and will be jointly administered under the docket for In re Paging Network, Inc., et al., Case No. 00-03098 (GMS). The Company and its seven subsidiaries are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

         A copy of the press releases issued by the Company on July 14, 2000, July 24, 2000 and July 25, 2000, respectively, relating to the Chapter 11 filings are attached as exhibits hereto.


Item 7.  EXHIBITS.

99.1 Agreement and Plan of Merger, dated as of November 7, 1999, by and among the Company, Arch and Merger Sub. (1)


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99.2     Amendment to Agreement and Plan of Merger, dated as of January 7, 2000, by and among the Company, Arch and Merger Sub. (2)

99.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of May 10, 2000, by and among the Company, Arch and Merger Sub. (3)

99.4 Amendment No. 3 to Agreement and Plan of Merger, dated as of July 24, 2000, by and among the Company, Arch and Merger Sub.

99.5     Press Release, dated July 14, 2000.

99.6     Press Release, dated July 24, 2000.

99.7     Press Release, dated July 25, 2000.

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         (1) Previously filed as an exhibit to the Company's Current Report on Form 8-K dated November 17, 1999.

         (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K dated January 20, 2000.

         (3) Previously filed as an exhibit to the Company's Amendment No. 1 to Form S-4 (File No. 333-94403) dated May 12, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 28, 2000                   PAGING NETWORK, INC.


                                       By: /s/ JOHN P. FRAZEE, JR.
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                                          John P. Frazee, Jr.
                                          Chairman and Chief Executive Officer



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